UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2026 (January 5, 2026)

Veea Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40218	98-1577353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

164 E. 83rd Street

New York, NY 10028

(212) 535-6050

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	VEEA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	VEEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 5, 2026, NLabs Inc, a Delaware corporation (“NLabs”) made an unsecured loan to Veea Inc., a Delaware corporation (the “Company”). NLabs is a principal stockholder of the Company and an affiliate of the Company’s Chief Executive Officer. The loan was in the principal amount of $14,100,000 and evidenced by a Demand Promissory Note (the “Note”). Interest on the Note accrues and is payable at maturity at an annual rate equal to 10%, with interest calculated on the basis of a 365-day year and the actual days elapsed. The Note and accrued interest thereon is payable upon the earlier of March 31, 2026 and demand by NLabs. The Company may prepay the Note, in whole or in part, without penalty at any time. The proceeds of the Note were used by the Company to repay its existing line of credit facility with JP Morgan Chase Bank. The material terms of the repayment of the line of credit are summarized under Item 1.02 of this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

On January 5, 2026, Veea Inc., a Delaware corporation (the “Company”), repaid in full its line of credit (the “Line of Credit”) with JP Morgan Chase (the “Bank”) by making a cash payment to the Bank of $14,076,218, representing the total outstanding principal and interest due as of January 5, 2026. In connection with the repayment, the Line of Credit and all commitments thereunder were terminated. Repayment of the Line of Credit was made with the proceeds of a loan made to the Company by NLabs Inc, a Delaware corporation (“NLabs”). The material terms of the loan are summarized under Item 1.01 of this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Note to NLabs is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit Number	Description
1.01*	Demand Promissory Note dated January 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veea Inc.

Date: January 8, 2026	By:	/s/ Allen Salmasi
	Name:	Allen Salmasi
	Title:	Chief Executive Officer

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